HomeStreet Confirms Receipt of Blue Lion Director Notice of Nominations and Proposals

HomeStreet Continuously Evaluates its Board Composition and Recently Appointed Mark Patterson as a Director - Adding Strong Financial Services Sector Experience and Institutional Investor Perspective
SEATTLE - (February 26, 2018) - HomeStreet, Inc. (Nasdaq: HMST) (the “Company” or “HomeStreet”), the parent company of HomeStreet Bank (the “Bank”), today confirmed that Blue Lion Opportunity Master Fund, L.P. (“Blue Lion”) has provided notice of intent (the “Notice”) to present proposals and nominate two candidates to stand for election to the HomeStreet Board of Directors (the “Board”) at the Company’s upcoming 2018 Annual Meeting of Shareholders.
The Board will carefully evaluate the Notice. The Notice has no impact on the normal course operations of HomeStreet.
The Human Resources and Corporate Governance Committee (the “HRCG Committee”) of the Board evaluates board composition on an ongoing basis to ensure it has the optimal mix of experience, expertise, and perspectives to represent the best interests of all HomeStreet shareholders. The Board previously considered the request of Blue Lion’s principal, Charles W. Griege Jr., to be appointed to our Board, and concluded his appointment would not be in the best interest of all shareholders. As part of this process, the full Board and the HRCG Committee each interviewed Mr. Griege in person for several hours to evaluate his views on the Company’s performance and business strategy, and also reviewed his background and qualifications as a director candidate.
On January 25, 2018, HomeStreet appointed Mark R. Patterson to the Board. Mr. Patterson brings his perspective as a sophisticated institutional investor with extensive operational experience in the financial services sector, as well as knowledge of HomeStreet as a long-term shareholder. The Company also previously announced that the HRCG Committee has initiated a public search for an additional qualified candidate for the Board who meets the stated diversity goals of the Company set out in the Company's Principles of Corporate Governance.
“We are always open to hearing from our shareholders and considering ideas that may drive shareholder value creation, meaningfully enhance our governance or improve the services we deliver to customers,” said Mark Mason, Chairman, President & Chief Executive Officer of HomeStreet. “With that goal in mind, our senior management team spoke to Blue Lion on numerous occasions as part of our engagement and investor outreach efforts, and invited Mr. Griege to present his ideas to the full Board. While it is unfortunate that Blue Lion has chosen to initiate a proxy contest instead of working together to exchange ideas towards maximizing shareholder value, our Board remains open to discussions and will continue to act in the best interests of all shareholders.”
Mason continued, “I am proud of the results our strategic plan has shown to date, which has transformed HomeStreet from a troubled thrift into a regional community bank with a diversified array of products and services. Going forward, we will continue to execute against this plan - expanding our Commercial and Consumer Banking Business, optimizing our Mortgage Banking Business and driving operating leverage through growth and disciplined expense management.”
Keefe, Bruyette & Woods, Inc., a Stifel Company, is acting as financial advisor to the Company. Sidley Austin LLP is the legal advisor to the Company.

About HomeStreet, Inc.
HomeStreet, Inc. (Nasdaq: HMST) is a diversified financial services Company headquartered in Seattle, Washington, serving consumers and businesses in the Western United States and Hawaii through its various operating subsidiaries. The Company operates two primary business segments: Mortgage Banking, which originates and purchases single family residential mortgage loans, primarily for sale into secondary markets; and Commercial & Consumer Banking, including commercial real estate, commercial lending, residential construction lending, retail banking, private banking, investment, and insurance services. Its principal subsidiaries are HomeStreet Bank and HomeStreet Capital Corporation. Certain information about our business can be found on our investor relations web site, located at http://ir.homestreet.com.
Important Additional Information
HomeStreet, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2018 Annual Meeting of Shareholders. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Exhibit 99.2 of the Company's Current Report on Form 8-K filed with the SEC on January 25, 2018 ("Exhibit 99.2") contains information regarding the direct and indirect interest, by securities holdings or otherwise, of the Company’s directors and executive officers in the Company's securities. In the event that the holdings of the Company's securities change from the amounts provided in Exhibit 99.2, such changes will be set forth in SEC filings on Forms 3, 4 and 5, which can be found through the Company’s website at www.homestreet.com in the section “Investor Relations” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s definitive proxy statement for the 2017 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting of Shareholders. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.homestreet.com in the section “Investor Relations.”
Forward-Looking Statements
This release, as well as other information provided from time to time by HomeStreet or its employees, may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements give the Company's current beliefs, expectations and intentions regarding future events. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” and similar expressions (including the negative of these terms). These forward-looking statements involve risks, uncertainties (some of which are beyond the Company's control) and assumptions. Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company intends these forward-looking statements to speak only at the time of this release and the Company does not undertake to update or revise these statements as more information becomes available, except as required under federal securities laws and the rules and regulations of the SEC. Please refer to the risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and subsequent annual, periodic and current reports filed with the SEC (each of which can be found at the SEC’s website www.sec.gov), as well as other factors described from time to time in the Company’s filings with the SEC. Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made.
HomeStreet, Inc.
Investor Relations:
Gerhard Erdelji, 206-515-4039

gerhard.erdelji@homestreet.com
Or
Okapi Partners LLC
Bruce H. Goldfarb/Pat McHugh, 212-297-0720
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Media Relations:
Sloane & Company
Dan Zacchei/Joe Germani, 212-486-9500
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